SUPPLEMENT TO THE
FIDELITY ADVISOR
FOCUS FUNDS CLASS A, CLASS T, CLASS B, AND CLASS C
SEPTEMBER 28, 1998 PROSPECTUS
   The following information replaces similar information found in the "Charter" section under "FMR and Its Affiliates" on page P-25.
   Peter Saperstone is manager of Advisor Utilities Growth, which he has managed since October 1998. He also manages other Fidelity funds. Mr. Saperstone joined Fidelity in 1995 and has worked as an analyst and manager.

   SUPPLEMENT TO THE FIDELITY ADVISOR FOCUS FUNDS INSTITUTIONAL CLASS SEPTEMBER 28, 1998 PROSPECTUS
   The following information replaces similar information found in the "Charter" section under "FMR and Its Affiliates" on page P-14.
   Peter Saperstone is manager of Advisor Utilities Growth, which he has managed since October 1998. He also manages other Fidelity funds. Mr. Saperstone joined Fidelity in 1995 and has worked as an analyst and manager.